UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022

Daxor Corporation

(Exact name of registrant as specified in its charter)

New York	811-22684	13-2682108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

109 Meco Lane, Oak Ridge, Tennessee 37830

(Address of principal executive offices, including zip code)

(212) 330-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Sections 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $00.01 per share	DXR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2022, Caleb DesRosiers, JD, MPA was appointed to the Board of Directors. Mr. DesRosiers will serve on the Board until the next annual meeting when he will be up for election to the Board by shareholders.

Mr. DesRosiers is currently a senior principal at Valuate Healthcare Consultancy, a leading strategic and market access consulting firm, which is part of Omnicom a multi-billion communication and consulting public company. He focuses on pharmaceutical access, managed care, distribution, technology, and M&A. Prior to joining Valuate, Caleb was the Chief Strategy Officer at PrescribeWellness, LLC that transacted in 2019 to Tabula Rasa, a public company.

The Board has determined that Mr. DesRosiers meets the independence standards adopted by the Board in compliance with the New York Stock Exchange corporate governance listing standards and Item 407(a) of Regulation S-K.

Mr. DesRosiers has (i) no arrangements or understandings with any other person pursuant to which he was appointed as a director, and (ii) no family relationships with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer.

Mr. DesRosiers has had (i) no direct or indirect material interest in any transaction or series of similar transactions contemplated by Item 404(a) of Regulation S-K and, (ii) as of the date of this Current Report on Form 8-K, Mr. DesRosiers holds no direct or indirect beneficial ownership in the Company’s stock or rights to acquire the Company’s stock.

Mr. DesRosiers will receive the standard compensation, paid by the Company to all of its non-employee directors and as described under “Board Compensation” in the Proxy Statement. He has not yet been appointed to any committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAXOR CORPORATION

Date: January 24, 2022	By:	/s/ Robert J. Michel
	Name:	Robert J. Michel
	Title:	Chief Financial Officer